Janus Aspen Series

Balanced Portfolio

Enterprise Portfolio

Flexible Bond Portfolio

Forty Portfolio

Global Allocation Portfolio – Moderate

Global Bond Portfolio

Global Research Portfolio

Global Technology Portfolio

Global Unconstrained Bond Portfolio

Janus Aspen INTECH U.S. Low Volatility Portfolio

Janus Aspen Perkins Mid Cap Value Portfolio

Overseas Portfolio

(collectively, the “Portfolios”)

Supplement dated December 15, 2016

to Currently Effective Prospectuses

Approval of New Investment Advisory Agreements and Investment Sub-Advisory Agreements

As previously announced, on October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Portfolios (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreements between Janus Capital and the Portfolios. In addition, the consummation of the Transaction may be deemed to be an assignment of the current sub-advisory agreements between Janus Capital and each of INTECH Investment Management LLC (“INTECH”) and Perkins Investment Management LLC (“Perkins”), the subadvisers to Janus Aspen INTECH U.S. Low Volatility Portfolio (“INTECH U.S. Low Volatility Portfolio”) and Janus Aspen Perkins Mid Cap Value Portfolio (“Perkins Mid Cap Value Portfolio”), respectively. As a result, the consummation of the Transaction may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Portfolios (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between each Portfolio and Janus Capital in order to permit Janus Capital to continue to provide advisory services to each Portfolio following the closing of the Transaction. Each new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

In addition, each Portfolio’s name will change to reflect “Janus Henderson” as part of the Portfolio’s name.

INTECH Investment Management LLC

With respect to INTECH U.S. Low Volatility Portfolio, on December 8, 2016, the Board of Trustees approved, subject to approval of shareholders, a new investment sub-advisory agreement between Janus Capital and INTECH in order to permit INTECH to continue to provide sub-advisory services with respect to INTECH U.S. Low Volatility Portfolio following the closing of the Transaction. The new investment sub-advisory agreement will have substantially similar terms as the current investment sub-advisory agreement.

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Perkins Investment Management LLC

With respect to Perkins Mid Cap Value Portfolio, on December 8, 2016, the Board of Trustees approved, subject to approval of shareholders, a new investment sub-advisory agreement between Janus Capital and Perkins in order to permit Perkins to continue to provide sub-advisory services with respect to Perkins Mid Cap Value Portfolio following the closing of the Transaction. The new investment sub-advisory agreement will have substantially similar terms as the current investment sub-advisory agreement.

Interim Agreements

On December 8, 2016, the Board of Trustees also approved interim investment advisory agreements between each Portfolio and Janus Capital and interim sub-advisory agreements between Janus Capital and each Portfolio’s subadviser, as applicable. In the event shareholders of a Portfolio do not approve the new investment advisory agreement (and, if applicable, the new investment sub-advisory agreement) prior to the closing of the Transaction, an interim investment advisory agreement (and, if applicable, an interim investment sub-advisory agreement) will take effect with respect to such Portfolio upon the closing of the Transaction. Such interim agreements will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Portfolio approve the new investment advisory agreement and new investment sub-advisory agreement, if applicable. Compensation earned by Janus Capital and a Portfolio’s subadviser, if applicable, under their respective interim investment advisory agreement or interim investment sub-advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital or the subadviser, as applicable, if shareholders approve the corresponding new investment advisory agreement or new investment sub-advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of each interim investment advisory agreement and interim investment subadvisory agreement are substantially similar to those of the corresponding current investment advisory agreement or current investment sub-advisory agreement.

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The Portfolios are available in connection with investment in and payments under variable life insurance contracts and variable annuity contracts offered by the separate accounts, or subaccounts thereof, of certain life insurance companies (“Participating Insurance Companies”). The Portfolios may also be available to certain qualified retirement plans. Individual contract owners are not the “shareholders” of a Portfolio. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. Each Participating Insurance Company may offer to contract owners the opportunity to instruct it how to vote shares on the proposals described herein. Contract owners will receive a proxy that will enable them to instruct their Participating Insurance Company how to vote on the proposals.

Shareholders and contract owners of record of a Portfolio as of December 29, 2016, are expected to receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

Please retain this Supplement with your records.

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Janus Aspen Series

Janus Portfolio

(the “Portfolio”)

Supplement dated December 15, 2016

to Currently Effective Prospectuses

Approval of New Investment Advisory Agreement

As previously announced, on October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Portfolio (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Portfolio. As a result, the consummation of the Transaction may cause such investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Board of Trustees of the Portfolio (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Portfolio and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Portfolio following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the current investment advisory agreement.

In addition, the Portfolio’s name will change to reflect “Janus Henderson” as part of the Portfolio’s name.

Interim Agreement

On December 8, 2016, the Board of Trustees also approved an interim investment advisory agreement between the Portfolio and Janus Capital. In the event shareholders of the Portfolio do not approve the new investment advisory agreement prior to the closing of the Transaction, the interim investment advisory agreement will take effect upon the closing of the Transaction. Such interim agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Portfolio approve the new investment advisory agreement. Compensation earned by Janus Capital under the interim investment advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital if shareholders approve the new investment advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of the interim investment advisory agreement are substantially similar to those of the current investment advisory agreement.

Realignment of the Portfolio

On December 8, 2016, the Board of Trustees of Janus Aspen Series approved changing the name, principal investment strategies, and portfolio management team of Janus Portfolio (collectively, the “Realignment”). Also on December 8, 2016, the Board of Trustees of Janus Investment Fund approved a merger of the Janus Fund into Janus Research Fund (the “Janus Fund Merger”), both series of Janus Investment Fund. Janus Portfolio is managed in a manner similar to Janus Fund. In order to streamline the Janus Capital product lineup and to more efficiently manage the portfolios, Janus Capital recommended, and the Board of Trustees approved, the Realignment subject to completion of the Janus Fund Merger and approval by Janus Portfolio shareholders of an amended and restated investment advisory agreement (the “Amended Advisory Agreement”). In connection with the Realignment, the Board of Trustees approved the Amended Advisory Agreement between Janus Capital and Janus Portfolio, which reflects a change to the benchmark index and performance hurdle used to calculate Janus Portfolio’s performance-adjusted investment advisory fee, in order to align with Janus Research Fund as discussed below under “Proposed Changes to Performance Fee Adjustment Calculation.”

The Amended Advisory Agreement is subject to approval by shareholders of the Janus Portfolio. The Realignment is not subject to shareholder approval. Subject to the completion of the Janus Fund Merger and shareholder approval of the Amended Advisory Agreement, the Realignment would result in the changes noted below.

Name Change. The name of the Portfolio would be changed from “Janus Portfolio” to “Janus Research Portfolio.”

Investment Strategy Changes. The principal investment strategies of Janus Portfolio would be changed as follows:

Investment Approach. The Portfolio would continue to focus on a portfolio of large cap common stocks, with the ability to invest in companies of any size. Following the Realignment, the Portfolio would apply an investment process in which a team of Janus Capital’s equity research analysts, overseen by the Portfolio Oversight Team led by Janus Capital’s Director of Research (the “Research Team”), selects investments that represent the Research Team’s high-conviction investment ideas in all market capitalizations and styles and expects to be broadly diversified among a variety of industry sectors, whereas the Portfolio’s current investment process, while utilizing ideas of the Research Team, is based on the portfolio managers applying their “bottom up” approach to selecting investments, which may result in broad diversification among industry sectors. The Portfolio does not currently have a formal policy to balance sector weightings, however, following the Realignment, securities held by the Portfolio may be sold to rebalance sector weightings.

Principal Investment Strategies. The following is intended to show the primary similarities and differences between the current principal investment strategies and those that would be implemented following the Realignment.

Current Investment Strategies	Post-Realignment Investment Strategies
General Strategy, Company Size and Geographic Distribution
The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio may invest in companies of any size, it generally invests in larger, more established companies.	The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.
The Portfolio may also invest in foreign securities, which may include investments in emerging markets.	Although the Research Team may find high-conviction investment ideas anywhere in the world, the Research Team emphasizes investments in securities of U.S.-based issuers.
Investment Approach
The portfolio managers apply a “bottom up” approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies.

Janus Capital’s equity research analysts, overseen by the Portfolio Oversight Team led by Janus Capital’s Director of Research (“Research Team”) select investments for the Portfolio that represent the Research Team’s high-conviction investment ideas in all market capitalizations and styles. The Research Team, comprised of sector specialists, conducts a fundamental analysis with a focus on “bottom up” research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Analysts bring their high conviction ideas to their respective sector teams. Sector teams compare the appreciation and risk potential of each of the team’s high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities.

The Portfolio may sell positions when, among other things, there is no longer high conviction in the return potential of the investment or if the risk characteristics have caused a re-evaluation of the opportunity. This may occur if the stock has appreciated and reflects the anticipated value, if another

Current Investment Strategies	Post-Realignment Investment Strategies

company represents a better risk-reward opportunity, or if the investment’s fundamental characteristics deteriorate. The Portfolio may sell securities from the portfolio to rebalance sector weightings.

It is expected that the Portfolio will be broadly diversified among a variety of industry sectors. The Portfolio intends to be fully invested under normal circumstances. However, under unusual circumstances, if the Portfolio’s Research Team does not have high conviction in enough investment opportunities, the Portfolio’s uninvested assets may be held in cash or similar instruments.

Other Investment Policies
The Portfolio may take long or short positions in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, fixed-income securities, commodities, currencies, interest rates, or market indices, as substitutes for securities in which the Portfolio invests. The types of derivatives in which the Portfolio may invest include options, futures, swaps, warrants, and forward currency contracts. The Portfolio may use derivatives to hedge, to earn income or enhance returns, as a substitute for securities in which the Portfolio invests, to increase or decrease the Portfolio’s exposure to a particular market, to adjust the Portfolio’s currency exposure relative to its benchmark index, to gain access to foreign markets where direct investment may be restricted or unavailable, or to manage the Portfolio’s risk profile.	No specifically stated comparable principal investment policy.
The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.	No change.

Portfolio Manager Changes. Currently, co-portfolio managers Jean Barnard and Burton H. Wilson jointly share responsibility for the day-to-day management of the Portfolio, with no limitation on the authority of one co-portfolio manager in relation to the other. Following the Realignment, the Research Team (Janus Capital’s equity research analysts overseen by the Portfolio Oversight Team led by Carmel Wellso) will select investments for the Portfolio and Carmel Wellso will be responsible for the day-to-day management of the Portfolio.

Carmel Wellso is Janus Capital’s Director of Research and Executive Vice President of Janus Research Fund, a series of Janus Investment Fund. Ms. Wellso is also portfolio manager of other Janus accounts. She joined Janus Capital in June 2008 as a research analyst. Ms. Wellso holds a Bachelor’s degree in English Literature and Business Administration from Marquette University and a Master of Business Administration degree from the Thunderbird School of Global Management.

Proposed Changes to Performance Fee Adjustment Calculation

In connection with the Realignment, if the Amended Advisory Agreement is approved by shareholders of the Portfolio, the benchmark index will change from the Core Growth Index to the Russell 1000® Growth Index and the performance hurdle used to calculate the performance fee adjustment will change from ± 4.50% to ± 5.00%.

The Core Growth Index is an internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the Russell 1000® Growth Index (50%) and the S&P 500® Index (50%). The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Other than the change to the benchmark index and performance hurdle used to calculate the Portfolio’s performance fee adjustment and the date of execution, the terms of the amended investment advisory agreement are substantially similar to those of the current investment advisory agreement. The proxy statement relating to the proposal to approve the amended investment advisory agreement will include additional information regarding the performance adjustment calculation changes, including a comparison of the proposed and current performance fee benchmark indices, impact of proposed changes to the advisory fees, comparison of current and pro forma expenses of the Portfolio, and additional information regarding the calculation of the performance adjustment and the implementation of the changes to the performance adjustment.

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The Portfolio is available in connection with investment in and payments under variable life insurance contracts and variable annuity contracts offered by the separate accounts, or subaccounts thereof, of certain life insurance companies (“Participating Insurance Companies”). The Portfolio may also be available to certain qualified retirement plans. Individual contract owners are not the “shareholders” of the Portfolio. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. Each Participating Insurance Company may offer to contract owners the opportunity to instruct it how to vote shares on the proposals described herein. Contract owners will receive a proxy that will enable them to instruct their Participating Insurance Company how to vote on the proposals.

Shareholders and contract owners of record as of December 29, 2016, are expected to receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

Please retain this Supplement with your records.

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